                        SEE RESTRICTIVE LEGENDS ON PAGE 2


NO. 1


                            DRESSER INDUSTRIES, INC.


                                                             CUSIP NO. 261597AG3


                            7.60% DEBENTURE DUE 2096

     Dresser Industries, Inc., a Delaware corporation, and any successor entity, for value received, hereby promises to pay to CEDE & CO. or registered assigns the principal sum of TWO HUNDRED MILLION DOLLARS on August 15, 2096.

Interest Payment Dates: February 15 and August 15.
Interest Record Dates: February 1 and August 1.

     Reference is hereby made to the further provisions of this Debenture set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Terms used herein which are defined in the Indenture (as defined herein) shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, Dresser Industries, Inc. has caused this instrument to be executed by its duly authorized officers or representatives.

                                        DRESSER INDUSTRIES, INC.
Attest:


                                        By:
- ----------------------                     --------------------------------
Secretary                                    Vice President-Controller
                                              (Principal Accounting Officer)

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                              TEXAS COMMERCE BANK NATIONAL
                               ASSOCIATION, as Trustee



Dated: August 9, 1996                   By:
                                           ---------------------------------
                                                Authorized Signatory

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         DRESSER INDUSTRIES, INC.

                         7.60% DEBENTURE DUE 2096


     1. INTEREST. Dresser Industries, Inc., a Delaware corporation (the "Issuer"), promises to pay interest on the principal amount of this Debenture (and, to the fullest extent permitted by law, on any interest payment due but unpaid on such principal amount), until the principal hereof is paid or made available for payment, at the rate of 7.60% per annum. The Issuer will pay interest semi-annually on February 15 and August 15 of each year, commencing February 15, 1997, and at maturity (each such date being hereinafter referred to as an "Interest Payment Date"). Interest on the Debenture will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from August 9, 1996. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     2. METHOD OF PAYMENT. The Issuer will pay interest on the Debentures (except defaulted interest) to the persons who are registered holders of the Debentures at the close of business on the February 1 or August 1 next preceding the applicable Interest Payment Date. The Issuer will maintain an office or agency where the Debentures may be presented to the paying agent ("Paying Agent") for payment. Holders must surrender Debentures to a Paying Agent to collect principal payments. Payment of interest may be made at the option of the Issuer by check mailed to the registered address of the holders or payment may be made by wire transfer pursuant to arrangements between the Paying Agent and the Depositary. The Company will pay the principal of and interest on the Debentures in lawful money of the United States of America.

     3. PAYING AGENT AND REGISTRAR. Texas Commerce Bank National Association will act as the initial Registrar and Paying Agent. The Issuer may change any Registrar or Paying Agent without notice.

     4. INDENTURE. This Debenture is issued under an Indenture, dated as of April 18, 1996, between the Issuer and Texas Commerce Bank National Association, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of August 6, 1996, among the Issuer and the Trustee (as supplemented, the "Indenture"). The terms of the Debentures include those stated in the Indenture and those established by or pursuant to a Board Resolution and deemed to be a part of the Indenture pursuant to
Section 2.01 thereof and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the "Act"), as in effect on the date of the Indenture, except to the extent that any subsequent amendment to the Act shall retroactively apply to the Indenture. The Debentures are subject to all such terms and the holders of Debentures are referred to the Indenture and the Act for a statement thereof. The Debentures constitute general, unsecured and unsubordinated indebtedness of the Issuer and are limited to $300,000,000 in aggregate principal amount.

     5. DENOMINATIONS, TRANSFER, EXCHANGE. The Debentures are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A holder may transfer or exchange Debentures in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

     6. PERSONS DEEMED OWNERS. The registered holder of a Debenture may be treated as the owner thereof for all purposes.

     7. UNCLAIMED MONEY. To the extent lawful, if money for the payment of principal of or interest on the Debentures remains unclaimed for two years, the Trustee or Paying Agent will pay such money to the Issuer upon request. After such payment, holders entitled to any portion of such money must look only to the Issuer for payment, unless otherwise required by mandatory provisions of applicable law.

     8. AMENDMENT, SUPPLEMENT, WAIVER. Subject to certain exceptions requiring the consent of each holder of Debentures affected, the Indenture or the Debentures may be amended with the consent of the holders of at least 66-2/3% in principal amount of the outstanding Debentures. Without the consent of any holder of Debentures, the Issuer and the Trustee may amend the Indenture or the Debentures (i) to cure any ambiguity, defect or inconsistency or to make such provisions with respect to matters or questions arising under the Indenture as may be necessary or desirable and not inconsistent with the Indenture or any indenture supplemental thereto or any Board Resolution establishing any series of Securities, provided that such amendment does not adversely affect the rights of the holders, (ii) to comply with Section 5.01 of the Indenture, (iii) to add additional covenants, (iv) to establish the form or forms of and the terms with respect to Securities of any additional series as permitted by Section 2.01 of the Indenture, (v) to evidence and provide for the acceptance of appointment of a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one trustee, pursuant to the requirements of the Indenture (vi) to provide for the issuance of Securities of any series with interest coupons and (vii) to provide for the exchange of Global Securities for Securities issued under the Indenture in definitive form and to make all appropriate changes for such purpose. Any past default or compliance with certain provisions (except a default in the payment of the principal of or interest on the Debentures) may be waived with the consent of the holders of a majority in principal amount of the outstanding Debentures.

     9.   DEFEASANCE.  The Indenture contains provisions for defeasance of
(i) the entire indebtedness of the Debentures or (ii) certain covenants and Events of Default with respect to the Debentures, in each case upon compliance with certain conditions set forth therein, including the irrevocable deposit in trust by the Issuer with the Trustee or a Paying Agent money and/or U.S. Government Obligations sufficient to pay principal of and interest on all the Debentures to maturity.

     10. DEFAULTS AND REMEDIES. As set forth in the Indenture, an Event of Default generally consists of (i) a default for 30 days in payment of interest on the Debentures; (ii) a failure to pay the principal of the Debentures upon maturity or otherwise; (iii) failure for 90 days after notice to the Issuer to comply with any of the other covenants, conditions or agreements in the Debentures or the Indenture; (iv) certain defaults under and acceleration prior to maturity of other indebtedness of the Issuer or a Restricted Subsidiary with a principal amount outstanding in excess of $25,000,000; and (v) certain events of bankruptcy, insolvency or reorganization of the Issuer or a Material Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Debentures may declare all the Debentures to be due and payable immediately. No holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default, written request by holders of a majority in principal amount of Debentures, and an offer by such holders to the Trustee of indemnity satisfactory to it; provided, however, that such provision does not affect the right to sue for enforcement of any overdue payment of principal of or interest on the Debentures. Subject to certain limitations, holders of a majority in aggregate principal amount of the Securities of all series affected (voting as one class) may direct the Trustee in its exercise of any trust or power conferred upon it with respect to the Securities of such series. The Trustee may withhold from holders of Debentures notice of any continuing default (except a default in payment of principal of or interest on the Debentures) if it determines that withholding notice is in their interests. The Issuer is required to file annual reports with the Trustee as to the Issuer's compliance with all conditions and covenants under the Indenture.

     11. NO RECOURSE AGAINST OTHERS. No person shall have any recourse under or upon any obligation or agreement of the Issuer in this Debenture or the Indenture or because of any debt evidenced hereby against any stockholder, officer, employee or director, as such, of the Issuer. By accepting a Debenture, each holder thereof waives and releases all such liability as part of the consideration for the issuance thereof.

     12. INTEREST LIMITATION. If any usury law now or at any time hereafter in force shall be applicable to the Debentures or the Indenture or any other document or instrument related hereto or thereto, it is the intention of the Issuer and each holder of the Debentures to conform strictly to any such usury laws and any subsequent revisions or repeals thereof. In furtherance thereof, the Issuer and each holder of the Debentures stipulate and agree that none of the terms and provisions contained in the Debentures or the Indenture or any other document or instrument related hereto or thereto shall ever be construed to give rise to a contract or obligation to pay interest in excess of the maximum amount permitted to be contracted for, taken, reserved, charged, collected or received under any applicable law, and the provisions of this paragraph 12 shall control in the event of any conflict between such provisions and any other provisions contained in the Debentures or the Indenture or any other document or instrument related hereto or thereto. Accordingly, if the transactions contemplated by the Debentures or the Indenture or any other document or instrument related hereto or thereto would be usurious under any applicable law, then, in such event, all amounts that constitute interest under applicable law that are contracted for, taken, reserved, charged, collected or received under the Debentures or the Indenture or any other document or instrument shall under no circumstances exceed the maximum amount allowed by applicable law, and the excess, if any, shall be credited to the principal amount of the Debentures (or, if the principal amount of the Debentures shall have been paid or deemed to be paid in full, shall be refunded to the Issuer).

     13. GOVERNING LAW. The Debentures and the Indenture shall be governed by and construed in accordance with the laws of the State of Texas (except that, to the fullest extent permitted by law, no effect shall be given to any conflict of law principles of the State of Texas that would require the application of the laws of any other jurisdiction) and the applicable federal laws of the United States.

     14. AUTHENTICATION. This Debenture shall not be valid until the Trustee signs the certificate of authentication on the face of this Debenture.

     15   CUSIP NUMBERS.  Pursuant to a recommendation promulgated by the
Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Debentures as a convenience to the holders of the Debentures. No representation is made as to the accuracy of such numbers as printed on the Debentures and reliance may be placed only on the other identifying information printed hereon.

     16. ABBREVIATIONS. Customary abbreviations may be used in the name of a holder of Debentures or registered assigns, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A Uniform Gifts to Minors Act).

                                  ------------

     The Issuer will furnish to any holder of Debentures upon written request and without charge a copy of the Indenture and of the terms with respect to the Debentures established by or pursuant to a Board Resolution and deemed to be a part of the Indenture pursuant to Section 2.01 thereof. Requests for copies may be made to:

     Dresser Industries, Inc.
     2001 Ross Avenue
     Dallas, Texas 75201
     Attention:  Rebecca R. Morris, Esq.

                                   ASSIGNMENT

I or we assign and transfer this Debenture to-----------------------------------

- --------------------------------------------------------------------------------
                                   (Assignee)

- --------------------------------------------------------------------------------
         (Assignee's social security or taxpayer identification number)

- --------------------------------------------------------------------------------
                     (Assignee's name, address and zip code)

and irrevocably appoint---------------------------------------------------------

- --------------------------------------------------------------------------------
                                     (Agent)

agent to transfer this Debenture on the books of the Issuer. The agent may substitute another to act for him.

Signature Guarantee:------------------------------------------------------------

- --------------------------------------------------------------------------------


IMPORTANT NOTICE: When you sign your name to this Assignment without filling in the name of your "Assignee" or "Agent," this Debenture becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Debenture, it is recommended that you either (i) fill in the name of the new owner in the "Assignee" blank, or (ii) if you are sending the signed Debenture to your bank or broker, fill in the name of the bank or broker in the "Agent" blank. Alternatively, instead of using this Assignment, you may sign a separate "power of attorney" form and then mail the unsigned Debenture and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Debenture. In addition, the signature guarantee provided on this Assignment must comply with the regulations of one of the nationally recognized medallion signature guarantee programs.

                        SEE RESTRICTIVE LEGENDS ON PAGE 2


NO. 2


                            DRESSER INDUSTRIES, INC.


                                                             CUSIP NO. 261597AG3


                            7.60% DEBENTURE DUE 2096

     Dresser Industries, Inc., a Delaware corporation, and any successor entity, for value received, hereby promises to pay to CEDE & CO. or registered assigns the principal sum of ONE HUNDRED MILLION DOLLARS on August 15, 2096.

Interest Payment Dates: February 15 and August 15.
Interest Record Dates: February 1 and August 1.

     Reference is hereby made to the further provisions of this Debenture set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Terms used herein which are defined in the Indenture (as defined herein) shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, Dresser Industries, Inc. has caused this instrument to be executed by its duly authorized officers or representatives.


                                        DRESSER INDUSTRIES, INC.
Attest:


                                             By:
- ---------------------------                  -------------------------------
Secretary                                       Vice President-Controller
                                              (Principal Accounting Officer)

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                              TEXAS COMMERCE BANK NATIONAL
                               ASSOCIATION, as Trustee



Dated: August 9, 1996          By:
                                  ----------------------------------
                                         Authorized Signatory

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                             DRESSER INDUSTRIES, INC.

                            7.60% Debenture Due 2096


     1. INTEREST. Dresser Industries, Inc., a Delaware corporation (the "Issuer"), promises to pay interest on the principal amount of this Debenture (and, to the fullest extent permitted by law, on any interest payment due but unpaid on such principal amount), until the principal hereof is paid or made available for payment, at the rate of 7.60% per annum. The Issuer will pay interest semi-annually on February 15 and August 15 of each year, commencing February 15, 1997, and at maturity (each such date being hereinafter referred to as an "Interest Payment Date"). Interest on the Debenture will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from August 9, 1996. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     2. METHOD OF PAYMENT. The Issuer will pay interest on the Debentures (except defaulted interest) to the persons who are registered holders of the Debentures at the close of business on the February 1 or August 1 next preceding the applicable Interest Payment Date. The Issuer will maintain an office or agency where the Debentures may be presented to the paying agent ("Paying Agent") for payment. Holders must surrender Debentures to a Paying Agent to collect principal payments. Payment of interest may be made at the option of the Issuer by check mailed to the registered address of the holders or payment may be made by wire transfer pursuant to arrangements between the Paying Agent and the Depositary. The Company will pay the principal of and interest on the Debentures in lawful money of the United States of America.

     3. PAYING AGENT AND REGISTRAR. Texas Commerce Bank National Association will act as the initial Registrar and Paying Agent. The Issuer may change any Registrar or Paying Agent without notice.

     4. INDENTURE. This Debenture is issued under an Indenture, dated as of April 18, 1996, between the Issuer and Texas Commerce Bank National Association, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of August 6, 1996, among the Issuer and the Trustee (as supplemented, the "Indenture"). The terms of the Debentures include those stated in the Indenture and those established by or pursuant to a Board Resolution and deemed to be a part of the Indenture pursuant to Section 2.01 thereof and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the "Act"), as in effect on the date of the Indenture, except to the extent that any subsequent amendment to the Act shall retroactively apply to the Indenture. The Debentures are subject to all such terms and the holders of Debentures are referred to the Indenture and the Act for a statement thereof. The Debentures constitute general, unsecured and unsubordinated indebtedness of the Issuer and are limited to $300,000,000 in aggregate principal amount.

     5. DENOMINATIONS, TRANSFER, EXCHANGE. The Debentures are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A holder may transfer or exchange Debentures in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

     6. PERSONS DEEMED OWNERS. The registered holder of a Debenture may be treated as the owner thereof for all purposes.

     7. UNCLAIMED MONEY. To the extent lawful, if money for the payment of principal of or interest on the Debentures remains unclaimed for two years, the Trustee or Paying Agent will pay such money to the Issuer upon request. After such payment, holders entitled to any portion of such money must look only to the Issuer for payment, unless otherwise required by mandatory provisions of applicable law.

     8. AMENDMENT, SUPPLEMENT, WAIVER. Subject to certain exceptions requiring the consent of each holder of Debentures affected, the Indenture or the Debentures may be amended with the consent of the holders of at least 66-2/3% in principal amount of the outstanding Debentures. Without the consent of any holder of Debentures, the Issuer and the Trustee may amend the Indenture or the Debentures (i) to cure any ambiguity, defect or inconsistency or to make such provisions with respect to matters or questions arising under the Indenture as may be necessary or desirable and not inconsistent with the Indenture or any indenture supplemental thereto or any Board Resolution establishing any series of Securities, provided that such amendment does not adversely affect the rights of the holders, (ii) to comply with Section 5.01 of the Indenture, (iii) to add additional covenants, (iv) to establish the form or forms of and the terms with respect to Securities of any additional series as permitted by Section 2.01 of the Indenture, (v) to evidence and provide for the acceptance of appointment of a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one trustee, pursuant to the requirements of the Indenture (vi) to provide for the issuance of Securities of any series with interest coupons and (vii) to provide for the exchange of Global Securities for Securities issued under the Indenture in definitive form and to make all appropriate changes for such purpose. Any past default or compliance with certain provisions (except a default in the payment of the principal of or interest on the Debentures) may be waived with the consent of the holders of a majority in principal amount of the outstanding Debentures.

     9.   DEFEASANCE.  The Indenture contains provisions for defeasance of
(i) the entire indebtedness of the Debentures or (ii) certain covenants and Events of Default with respect to the Debentures, in each case upon compliance with certain conditions set forth therein, including the irrevocable deposit in trust by the Issuer with the Trustee or a Paying Agent money and/or U.S. Government Obligations sufficient to pay principal of and interest on all the Debentures to maturity.

     10. DEFAULTS AND REMEDIES. As set forth in the Indenture, an Event of Default generally consists of (i) a default for 30 days in payment of interest on the Debentures; (ii) a failure to pay the principal of the Debentures upon maturity or otherwise; (iii) failure for 90 days after notice to the Issuer to comply with any of the other covenants, conditions or agreements in the Debentures or the Indenture; (iv) certain defaults under and acceleration prior to maturity of other indebtedness of the Issuer or a Restricted Subsidiary with a principal amount outstanding in excess of $25,000,000; and (v) certain events of bankruptcy, insolvency or reorganization of the Issuer or a Material Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Debentures may declare all the Debentures to be due and payable immediately. No holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default, written request by holders of a majority in principal amount of Debentures, and an offer by such holders to the Trustee of indemnity satisfactory to it; provided, however, that such provision does not affect the right to sue for enforcement of any overdue payment of principal of or interest on the Debentures. Subject to certain limitations, holders of a majority in aggregate principal amount of the Securities of all series affected (voting as one class) may direct the Trustee in its exercise of any trust or power conferred upon it with respect to the Securities of such series. The Trustee may withhold from holders of Debentures notice of any continuing default (except a default in payment of principal of or interest on the Debentures) if it determines that withholding notice is in their interests. The Issuer is required to file annual reports with the Trustee as to the Issuer's compliance with all conditions and covenants under the Indenture.

     11. NO RECOURSE AGAINST OTHERS. No person shall have any recourse under or upon any obligation or agreement of the Issuer in this Debenture or the Indenture or because of any debt evidenced hereby against any stockholder, officer, employee or director, as such, of the Issuer. By accepting a Debenture, each holder thereof waives and releases all such liability as part of the consideration for the issuance thereof.

     12. INTEREST LIMITATION. If any usury law now or at any time hereafter in force shall be applicable to the Debentures or the Indenture or any other document or instrument related hereto or thereto, it is the intention of the Issuer and each holder of the Debentures to conform strictly to any such usury laws and any subsequent revisions or repeals thereof. In furtherance thereof, the Issuer and each holder of the Debentures stipulate and agree that none of the terms and provisions contained in the Debentures or the Indenture or any other document or instrument related hereto or thereto shall ever be construed to give rise to a contract or obligation to pay interest in excess of the maximum amount permitted to be contracted for, taken, reserved, charged, collected or received under any applicable law, and the provisions of this paragraph 12 shall control in the event of any conflict between such provisions and any other provisions contained in the Debentures or the Indenture or any other document or instrument related hereto or thereto. Accordingly, if the transactions contemplated by the Debentures or the Indenture or any other document or instrument related hereto or thereto would be usurious under any applicable law, then, in such event, all amounts that constitute interest under applicable law that are contracted for, taken, reserved, charged, collected or received under the Debentures or the Indenture or any other document or instrument shall under no circumstances exceed the maximum amount allowed by applicable law, and the excess, if any, shall be credited to the principal amount of the Debentures (or, if the principal amount of the Debentures shall have been paid or deemed to be paid in full, shall be refunded to the Issuer).

     13. GOVERNING LAW. The Debentures and the Indenture shall be governed by and construed in accordance with the laws of the State of Texas (except that, to the fullest extent permitted by law, no effect shall be given to any conflict of law principles of the State of Texas that would require the application of the laws of any other jurisdiction) and the applicable federal laws of the United States.

     14. AUTHENTICATION. This Debenture shall not be valid until the Trustee signs the certificate of authentication on the face of this Debenture.

     15   CUSIP NUMBERS.  Pursuant to a recommendation promulgated by the
Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Debentures as a convenience to the holders of the Debentures. No representation is made as to the accuracy of such numbers as printed on the Debentures and reliance may be placed only on the other identifying information printed hereon.

     16. ABBREVIATIONS. Customary abbreviations may be used in the name of a holder of Debentures or registered assigns, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A Uniform Gifts to Minors Act).

                                --------------

     The Issuer will furnish to any holder of Debentures upon written request and without charge a copy of the Indenture and of the terms with respect to the Debentures established by or pursuant to a Board Resolution and deemed to be a part of the Indenture pursuant to Section 2.01 thereof. Requests for copies may be made to:

     Dresser Industries, Inc.
     2001 Ross Avenue
     Dallas, Texas 75201
     Attention:  Rebecca R. Morris, Esq.

                                   ASSIGNMENT

I or we assign and transfer this Debenture to
                                              ----------------------------------

- --------------------------------------------------------------------------------
                                    (Assignee)


- --------------------------------------------------------------------------------
         (Assignee's social security or taxpayer identification number)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                     (Assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------

- --------------------------------------------------------------------------------
                                               (Agent)

agent to transfer this Debenture on the books of the Issuer. The agent may substitute another to act for him.


Signature Guarantee:
                     -----------------------------------------------------------

- --------------------------------------------------------------------------------

IMPORTANT NOTICE: When you sign your name to this Assignment without filling in the name of your "Assignee" or "Agent," this Debenture becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Debenture, it is recommended that you either (i) fill in the name of the new owner in the "Assignee" blank, or (ii) if you are sending the signed Debenture to your bank or broker, fill in the name of the bank or broker in the "Agent" blank. Alternatively, instead of using this Assignment, you may sign a separate "power of attorney" form and then mail the unsigned Debenture and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Debenture. In addition, the signature guarantee provided on this Assignment must comply with the regulations of one of the nationally recognized medallion signature guarantee programs.